STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                     Financial Statements for the Year Ended
                                December 31, 1998


                                     [LOGO]

                     STANDISH, AYER & WOOD INVESTMENT TRUST

February 25, 1999

Dear Standish, Ayer and Wood Investment Trust Shareholder:

We are writing to provide you with a review of developments at Standish, Ayer & Wood, as they relate to the activities of the Investment Trust.

The financial markets had a wild year in 1998. Following the disarray in Asia and, more directly, the de facto Russian default in mid-August, a large part of the world's financial markets simply shut down. Many sectors of the U.S. markets were paralyzed. Spurred by a second easing of monetary policy by the Federal Reserve in mid-October, the markets reopened and staged a dramatic recovery.

Performance within subsets of the major asset classes varied greatly. Bonds generally produced positive returns, but less liquid issues with any degree of perceived credit risk underperformed. Emerging market securities were eviscerated during the third quarter spasm and recovered only partially in the fourth. By far the best returns in the U.S. equity markets were registered by a relatively narrow group of higher price/earnings ratio, larger capitalization stocks. The disparity in return between the larger cap stocks and smaller cap stocks, as measured by the Standard & Poor's 500 and the Russell 2000 indexes was an astounding 31%!

While some funds managed by Standish did well relative to their benchmarks and most funds produced good absolute returns, too many underperformed their benchmarks in 1998. In bonds, our holdings of corporate credits and mortgages underperformed U.S. Treasury securities, the latter representing a significant portion of the major indexes. In equities, our preference for lower price/earnings ratios led to an overweighting in mid cap stocks that suffered relative to larger cap stocks with significantly higher valuations.

We have expended considerable time and effort trying to learn the correct lessons from 1998. We have determined that much of the underperformance was generic to our style and that 1998 was an aberrant year, with valuation on holiday in many sectors. We are deeply committed to the view that valuation is extremely important in making investment judgments. We are dedicated to our philosophy and unalterably convinced that our strategy of buying securities that are inexpensive relative to their fundamentals is an excellent path to sustainable excess returns over the long term.

Notwithstanding the chaotic markets, we are pleased that Standish has benefited from extraordinary stability of both our clients and our professional team. At the end of 1998, total assets under management for our clients were $46.2 billion, compared with $39.3 billion at the end of 1997. We have experienced growth in virtually all asset categories, especially equities. The Standish Funds increased assets from $5.7 billion to $6.5 billion during the year, with about 75% of the growth representing additions from existing clients.

The Standish team has also grown significantly, from 232 members at the beginning of 1998 to 276 members at the end of the year. Our 97 investment officers have average investment experience of 15 years. Fifty-six officers have advanced degrees (typically an MBA) and 65 have some advanced professional accreditation (virtually all Chartered Financial Analysts). There have been no changes in the 24 individuals (all with CFAs) who own Standish, Ayer & Wood.

At the end of 1998, the Standish Board of Directors elected four new associate directors: Susan Coan, one of the key managers in our taxable client group; David Horsfall, head of our large bond trading operation; Phil Leonardi, a major contributor to expanding our equity assets; and Jennifer Pline, who holds major responsibilities for serving large, fixed income clients. We have elected 13 new vice presidents and 17 new assistant vice presidents of Standish, Ayer & Wood.

In this environment, there are no shortages of challenges and opportunities. Our first priority remains to produce superior long-term investment performance for our clients. We believe we have the investment disciplines and the professional team to achieve that goal. In those asset classes in which our returns were subpar in 1998, we have a special impetus to produce superior results in the future. With our portfolios attractively priced compared to the relevant benchmarks, we see potential for significant excess return when the markets become more focused on investment value.

We believe that we are in partnership with our clients. We would like to assure you of our dedication to fulfilling your needs while expressing our great appreciation for your confidence in Standish.

Sincerely yours,


/s/ Ted Ladd                                    /s/ George Noyes

Edward H. Ladd, Chairman                        George W. Noyes, President

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

                       Management Discussion and Analysis

The later part of 1998 posed a challenging environment for non-Treasury bond investors. On an absolute basis, short maturity bonds performed well in 1998, reflecting the trend of declining of interest rates. However, relative to Treasuries, corporate and asset backed securities lagged significantly during the second half of the year. After outperforming its benchmark for the first seven months of the year, Controlled Maturity finished the year generating a return of 5.58%, trailing the 7.0% of the Merrill Lynch U.S. Treasury 1-3 Year Index. In addition, the Controlled Maturity Fund saw significant asset growth during the year as assets doubled.

The first half of 1998 was characterized by stable to slightly rising interest rates as the domestic economic growth was offset by declining inflation and continued weakness in Asia. During this period the yield on the two year Treasury note averaged 5.49%. Sector and security selection generated outperformance for the Fund during this period. Investments in asset backed securities and industrial and bank corporate notes led returns.

The second half of the year saw yields decline due to a "flight to quality" as unrest in emerging markets and the collapse of hedge funds crossed the headlines. Uncertainty about corporate profitability and new fears that the U.S. economy would head toward recession caused credit related securities to underperform. The yield advantage of corporate bonds with maturities from one to three years more than doubled from mid-year. The high premium for liquidity further contributed to underperformance by all securities other than the most recently issued U.S. Treasury notes. In an attempt to restore investor confidence and liquidity to the market, as well as to fight the slowing global economic trends, the Federal Reserve reduced overnight interest rates from 5.5% to 4.75%. Reflecting this activity, the yield on the two year Treasury note traded as low as 3.82% in October, from 5.47% on June 30, before finishing the year at 4.53%.

Based on our expectations of declining interest rates, the Fund's maturity averaged slightly longer than that of the index during the second half of the year. With the continued threat of a slowdown, we continue to maintain that bias near term. Our general strategy is to avoid making major changes in duration and making modest changes as conditions warrant.

With uncertainty in the equity markets, global turmoil and choppy interest rate swings, we have a positive outlook on the opportunities for short maturity bond portfolios. We are dedicated in our efforts to add value for our shareholders and appreciate your continued support.

Sincerely yours,


/s/ Barbara J. McKenna              /s/ Howard B. Rubin

Barbara J. McKenna                  Howard B. Rubin

                     STANDISH, AYER & WOOD INVESTMENT TRUST
                        STANDISH CONTROLLED MATURITY FUND

             Comparison of Change in Value of $100,000 Investment in Standish Controlled Maturity Fund and the Merrill Lynch 1-3 Year Index

[The following table was originally a line chart in the printed material.]

                            Standish Controlled    Merrill Lynch
                            Maturity Fund          1-3 Yr. Index
                            -------------          -------------
Inception July-1995         100000                 100000
Jul-1995                    100350                 100414
Aug-1995                    100950                 101011
Sep-1995                    101550                 101502
Oct-1995                    102411                 102359
Nov-1996                    103372                 103264
Dec-1995                    104200                 104057
Jan-1996                    105075                 104941
Feb-1996                    104612                 104498
Mar-1996                    104458                 104405
Apr-1996                    104562                 104492
May-1996                    104771                 104706
Jun-1996                    105558                 105458
Jul-1996                    106036                 105874
Aug-1996                    106354                 106237
Sep-1996                    107362                 107200
Oct-1996                    108763                 108408
Nov-1996                    109679                 109238
Dec-1996                    109542                 109238
Jan-1997                    110035                 109750
Feb-1997                    110364                 110003
Mar-1997                    110251                 109960
Apr-1997                    111141                 110858
May-1997                    111976                 111612
Aug-1997                    114110                 113720
Sep-1997                    115071                 114585
Oct-1997                    115873                 115433
Nov-1997                    116103                 115710
Dec-1997                    116834                 116497
Jan-1998                    117830                 117627
Feb-1998                    117947                 117728
Mar-1998                    118476                 118207
Apr-1998                    119070                 118760
May-1998                    119784                 119393
Jun-1998                    120439                 120014
Aug-1998                    122122                 122091
Sep-1998                    123205                 123709
Oct-1998                    122597                 124316
Nov-1998                    122779                 124208
Dec-1998                    123359                 124647

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statement of Assets and Liabilities
                                December 31, 1998
--------------------------------------------------------------------------------

Assets
   Investments at value (Note 1A) (identified cost, $25,885,181)                         $ 25,771,090
   Receivable for Fund shares sold                                                            630,000
   Interest receivable                                                                        281,269
   Deferred organization costs (Note 1E)                                                        3,533
   Prepaid expenses                                                                             1,071
                                                                                         -------------
       Total assets                                                                        26,686,963

Liabilities
   Distribution payable                                                    83,260
   Accrued accounting, custody and transfer agent fees                      6,338
   Accrued trustees' fees and expenses (Note 2)                             1,069
   Accrued expenses and other liabilities                                  17,079
                                                                      ------------
       Total liabilities                                                                      107,746
                                                                                         -------------
Net Assets                                                                               $ 26,579,217
                                                                                         =============
Net Assets consist of:
   Paid-in capital                                                                       $ 26,805,373
   Distributions in excess of net investment income                                            (1,636)
   Accumulated net realized loss                                                             (110,429)
   Net unrealized depreciation                                                               (114,091)
                                                                                         -------------
Total Net Assets                                                                         $ 26,579,217
                                                                                         =============
Shares of beneficial interest outstanding                                                   1,337,951
                                                                                         =============
Net Asset Value, offering price and redemption price per share
   (Net Assets/Shares outstanding)                                                       $      19.87
                                                                                         =============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                             Statement of Operations
                          Year Ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income
   Interest income                                                                       $ 1,620,609
                                                                                         ------------
       Total investment income                                                             1,620,609

Expenses
   Investment advisory fee (Note 2)                                        $  74,568
   Accounting, custody and transfer agent fees                                74,316
   Legal and audit services                                                   23,665
   Registration fees                                                          14,712
   Trustees' fees and expenses (Note 2)                                        4,960
   Insurance expense                                                           3,080
   Amortization of organization expenses (Note 1E)                             2,336
   Miscellaneous                                                               4,905
                                                                           ----------
       Total expenses                                                        202,542

Deduct --
   Waiver of investment advisory fee (Note 2)                                (74,568)
   Reimbursement of Fund operating expenses (Note 2)                         (52,664)
                                                                           ----------
   Total expense deductions                                                 (127,232)
                                                                           ----------

       Net expenses                                                                           75,310
                                                                                         ------------

          Net investment income                                                            1,545,299
                                                                                         ------------

Realized and Unrealized Gain (Loss) on Investments
   Net realized gain (loss)
       Investment security transactions                                       29,988
       Financial futures contracts                                           (31,712)
                                                                           ----------

          Net realized loss                                                                   (1,724)

   Change in unrealized appreciation (depreciation)
       Investment securities                                                (125,575)
       Financial futures contracts                                            (2,043)
                                                                           ----------

          Net change in unrealized appreciation (depreciation)                              (127,618)
                                                                                         ------------

       Net realized and unrealized loss                                                     (129,342)
                                                                                         ------------

Net Increase in Net Assets from Operations                                               $ 1,415,957
                                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                        Year Ended        Year Ended
                                                                                       December 31,      December 31,
                                                                                           1998              1997
                                                                                      ---------------   ---------------
Increase (decrease) in Net Assets
From Investment Operations
   Net investment income                                                              $  1,545,299       $   821,176
   Net realized loss                                                                        (1,724)          (93,752)
   Change in unrealized appreciation (depreciation)                                       (127,618)           72,254
                                                                                      -------------      ------------
   Net increase in Net Assets from Investment Operations                                 1,415,957           799,678
                                                                                      -------------      ------------

Distributions to Shareholders
   From net investment income                                                           (1,561,525)         (819,657)
                                                                                      -------------      ------------
   Total distributions to shareholders                                                  (1,561,525)         (819,657)
                                                                                      -------------      ------------

Fund Share (principal) Transactions (Note 4)
   Net proceeds from sale of shares                                                     27,446,026         2,042,049
   Value of shares issued to shareholders in payment of distributions declared           1,249,284           316,512
   Cost of shares redeemed                                                             (15,886,520)         (947,462)
                                                                                      -------------      ------------
   Net increase in Net Assets from Fund share transactions                              12,808,790         1,411,099
                                                                                      -------------      ------------

Total Increase in Net Assets                                                            12,663,222         1,391,120

Net Assets
   At beginning of year                                                                 13,915,995        12,524,875
                                                                                      -------------      ------------
   At end of year (including distributions in excess of $1,636 and undistributed
      net investment income of $14,993, respectively)                                 $ 26,579,217       $13,915,995
                                                                                      =============      ============

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                              Financial Highlights
--------------------------------------------------------------------------------

                                                                        Year Ended December 31,
                                                        --------------------------------------------------------
                                                          1998(1)          1997            1996           1995+
                                                         --------        --------        --------        -------
Net Asset Value, Beginning of Year                       $ 19.95         $ 19.99         $ 20.24         $20.00
                                                         --------        --------        --------        -------
Investment Operations
   Net investment income *                                  1.25            1.34            1.27           0.57
   Net realized and unrealized gain (loss) on
      investments                                          (0.16)          (0.04)          (0.27)          0.24
                                                         --------        --------        --------        -------

Total from investment operations                            1.09            1.30            1.00           0.81
                                                         --------        --------        --------        -------

Less distributions to shareholders
   From net investment income                              (1.17)          (1.34)          (1.24)         (0.57)
   From net realized gains on investments                     --              --           (0.01)            --
                                                         --------        --------        --------        -------
Total distributions to shareholders                        (1.17)          (1.34)          (1.25)         (0.57)
                                                         --------        --------        --------        -------
Net Asset Value, End of Year                             $ 19.87         $ 19.95         $ 19.99         $20.24
                                                         ========        ========        ========        =======

Total Return                                                5.58%           6.66%           5.13%          4.20%

Ratios/Supplemental Data
   Expenses (to average daily net assets)*                  0.30%           0.37%           0.40%          0.40%++
   Net investment income (to average daily net
      assets)*                                              6.19%           6.60%           6.60%          6.29%++

   Portfolio Turnover                                        145%             94%            107%           127%

   Net Assets, End of Year (000 omitted)                 $26,579         $13,916         $12,525         $8,868

-------------------
* The investment adviser voluntarily agreed not to impose its investment advisory fee and reimbursed the Fund for a portion of its operating expenses. In the absence of this agreement, the net investment income per share and the ratios would have been:

      Net investment income per share                    $  1.15         $  1.18         $  1.11         $ 0.38
      Ratios (to average daily net assets):
         Expenses                                           0.81%           1.28%           1.25%          2.51%++
         Net investment income                              5.68%           5.69%           5.75%          4.18%++

(1) Calculated based on average shares outstanding.

+   For the period from July 3, 1995 (start of business) to December 31, 1995.

++  Computed on an annualized basis.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                     Rate          Maturity          Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES -- 96.1%

Asset Backed -- 35.0%
Advanta Home Equity Trust Loan 1991-1A FGIC                     9.000%      02/25/2006       $  232,086   $  232,340
Advanta Mortgage Loan Trust 1993-4 A1                           5.500%      03/25/2010          116,162      113,829
Advanta Mortgage Loan Trust 1997-4 A4                           6.660%      03/25/2022           50,000       50,207
AFC Home Equity Loan Trust 1993-2 A FGIC                        6.000%      01/20/2013          114,599      113,776
Amresco 1997-1 B1                                               7.915%      03/25/2027          750,000      726,562
Amresco 1997-1 B1A Non-ERISA FRN(a)                             6.456%      03/25/2027          600,000      567,469
Amresco Residential Securities 1998-2 B1A(a)                    6.806%      06/25/2028          750,000      705,468
Charming Shoppes Master Trust 1994-1 A                          7.000%      04/15/2003          300,000      300,844
Chase Manhattan Auto Owner 1997-B                               6.750%      01/15/2004          650,000      666,808
Chemical Master Credit Card Trust 1995-2 A                      6.230%      06/15/2003          400,000      405,872
Delta Funding Home Equity Loan 1998-1 2A(a)                     5.252%      05/25/2030          220,337      218,754
Equicredit Home Equity 1993-4                                   5.725%      12/15/2008           62,513       62,278
Equicredit Home Equity 1995-4 A2                                6.350%      10/15/2009           26,499       26,528
Equicredit Home Equity 1997-1 A4 ERISA                          7.160%      03/15/2013          325,000      330,700
First USA 1998-1 C 144A                                         6.500%      05/18/2003          450,000      451,008
Gulf States Auto Grantor Trust 1996-B A                         6.600%      05/25/2003          176,068      176,233
Independent National Mortgage Corp. 1998-2 A2                   6.170%      12/25/2011          650,000      650,812
Premier Auto Trust 1997-1B ERISA                                6.550%      09/06/2003          700,000      708,202
Standard Credit Card 1998-1 A6(a)                               6.737%      03/23/2003          500,000      499,844
TMS Home Equity Trust 1998-1 AV1(a)                             5.710%      06/15/2029          164,100      162,818
Toyota Auto Lease 1997-A B                                      6.750%      09/25/2001          500,000      495,781
UCFC Home Equity Loan Trust 1993-B A1                           6.075%      07/25/2014          374,957      373,785
UCFC Home Equity Loan Trust 1996 A1 A5                          6.500%      03/15/2016          350,000      350,438
Union Acceptance Corp. 1998-B A4                                5.900%      02/09/2004          600,000      602,063
World Omni Auto Lease 1996-A A1 ERISA                           6.300%      06/25/2002           52,818       52,884
World Omni Auto Lease 1997-A B Non-ERISA 144A                   7.300%      06/25/2003          248,927      251,183
                                                                                                          -----------
Total Asset Backed (Cost $9,387,960)                                                                       9,296,486
                                                                                                          -----------
Collateralized Mortgage Obligations -- 0.0%
Collateralized Mortgage Obligation Trust 13-A(a)                6.063%      01/20/2003            5,957        5,910
                                                                                                          -----------
Total Collateralized Mortgage Obligations (Cost $5,913)                                                        5,910
                                                                                                          -----------
Corporate -- 27.8%

Bank Bonds -- 3.1%
Banco Latinoamericano 144A Notes                                6.500%      04/02/2001          300,000      296,100
Banponce Financial Corp. Medium Term Notes                      5.750%      03/01/1999          325,000      325,215
Sovereign Bancorp                                               6.750%      07/01/2000          200,000      200,444
                                                                                                          -----------
                                                                                                             821,759
                                                                                                          -----------
Financial -- 16.2%
Avalon Bay Comm Notes                                           6.500%      07/15/2003          500,000      493,595
Chartwell Real Estate Holdings Senior Notes                    10.250%      03/01/2004          650,000      684,697
Chelsea GCA Realty                                              7.750%      01/26/2001          450,000      450,221
Conseco Inc.                                                    6.400%      02/10/2003          600,000      576,228

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                     Rate          Maturity          Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
Financial (continued)
ERP REIT 144A                                                   8.500%      05/15/1999       $  200,000   $  201,582
Lehman Brothers Holding Inc.                                    6.000%      02/26/2001          250,000      248,154
MBNA Corp. Sr Medium Term Notes                                 6.500%      09/15/2000          225,000      225,542
Merrill Lynch Variable Rate Note(a)                             7.260%      03/25/2002          600,000      602,334
Reliance Group Holdings Corp.                                   9.000%      11/15/2000          350,000      363,179
Salomon Brothers, Inc. Senior Notes                             7.750%      05/15/2000           75,000       77,195
Spieker Properties REIT                                         6.650%      12/15/2000           75,000       75,362
Wellsford Residential Property REIT                             7.250%      08/15/2000           50,000       51,644
Wellsford Residential Property REIT(a)                          5.570%      11/24/1999          250,000      250,140
                                                                                                          -----------
                                                                                                           4,299,873
                                                                                                          -----------
Industrial Bonds -- 8.5%
Comdisco Inc.                                                   6.070%      05/08/2000          400,000      405,065
Cox Communications Inc.(a)                                      6.150%      08/01/2003          525,000      534,718
IMC Global                                                      7.400%      11/01/2002          350,000      354,204
MCI Communications Corp.(a)                                     6.125%      04/15/2002          250,000      253,182
News America Holdings                                           7.450%      06/01/2000          175,000      179,006
Walt Disney Notes                                               5.125%      12/15/2003          400,000      397,784
Waste Management Inc.                                           6.700%      05/01/2001          150,000      152,843
                                                                                                          -----------
                                                                                                           2,276,802
                                                                                                          -----------
Total Corporate (Cost $7,426,648)                                                                          7,398,434
                                                                                                          -----------
Government/Other -- 6.6%

Yankee Bonds -- 6.6%
Edperbrascan Ltd. Notes                                         7.375%      10/01/2002          325,000      325,312
Groupe Videotron                                               10.625%      02/15/2005          500,000      534,795
St. Georges Bank 144A Notes                                     6.875%      04/01/1999          425,000      426,785
Tyco International                                              6.125%      06/15/2001          450,000      454,334
                                                                                                          -----------
Total Government/Other (Cost $1,757,483)                                                                   1,741,226
                                                                                                          -----------
Non-Agency -- 2.1%

Pass Thru Securities -- 2.1%
BankBoston 1997-C1 B Non-ERISA 144A                             7.218%      04/25/2000           55,893       55,631
MLMI  Mortgage Inv. 1995-C2 D Non-ERISA                         7.495%      06/15/2021          333,022      338,954
Resolution Trust Corp. 1993-C3 E Non-ERISA                      7.100%      12/25/2024          165,761      165,425
                                                                                                          -----------
Total Non-Agency (Cost $564,295)                                                                             560,010
                                                                                                          -----------
U.S. Government Agency -- 3.3%

Pass Thru Securities -- 3.3%
FHLMC                                                          10.500%      07/01/2015            2,230        2,462
FHLMC Gold 5 Yr                                                 7.000%      08/01/1999           25,645       25,789
FNMA                                                            8.500%      12/01/2026          420,218      440,044
GNMA                                                            8.000%      11/15/2017 -        392,175      411,415
                                                                             7/15/2027
                                                                                                          -----------
Total U.S. Government Agency (Cost $880,048)                                                                 879,710
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                   Schedule of Investments - December 31, 1998
--------------------------------------------------------------------------------

                                                                                              Par          Value
Security                                                     Rate          Maturity          Value       (Note 1A)
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 21.3%

Treasury Notes -- 21.3%
U.S. Treasury Note                                              5.625%      12/31/1999       $  150,000  $   151,454
U.S. Treasury Note                                              4.625%      11/30/2000          800,000      800,495
U.S. Treasury Note                                              5.625%      11/30/2000        4,265,000    4,340,959
U.S. Treasury Note                                              6.250%      10/31/2001          350,000      364,655
                                                                                                         ------------
Total U.S. Treasury Obligations (Cost $5,631,083)                                                          5,657,563
                                                                                                         ------------

TOTAL BONDS AND NOTES (COST $25,653,430)                                                                  25,539,339
                                                                                                         ------------

SHORT-TERM INVESTMENTS -- 0.9%

Repurchase Agreements -- 0.9%
Prudential-Bache Repurchase Agreement, dated 12/31/98, due 1/4/99, with a maturity value of $231,853 and an effective yield of 3.95%, collateralized by a
U.S. Government Agency Obligation with a rate of 7.685%, a maturity date of
12/1/24 and a market value of $236,531.                                                                      231,751
                                                                                                         ------------

TOTAL SHORT-TERM INVESTMENTS (COST $231,751)                                                                 231,751
                                                                                                         ------------

TOTAL INVESTMENTS -- 97.0%(COST $25,885,181)                                                             $25,771,090

Other Assets, Less Liabilities -- 3.0%                                                                       808,127
                                                                                                         ------------

NET ASSETS -- 100%                                                                                       $26,579,217
                                                                                                         ============

Notes to the Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration.
AFC - Alliance Funding Corporation
ERP - Equity Residential Properties
FGIC - Financial Guaranty Insurance Company
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MLMI - Merrill Lynch Mortgage Investors, Inc.
REIT - Real Estate Investment Trust
UCFC - United Companies Financial Corporation

(a) Variable Rate Security; rate indicated is as of 12/31/98.

    The accompanying notes are an integral part of the financial statements.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

(1)      Significant Accounting Policies:

         Standish, Ayer & Wood Investment Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. Standish Controlled Maturity Fund (the "Fund") is a separate diversified investment series of the Trust.

         The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

         A. Investment security valuations

         Securities for which quotations are readily available are valued at the last sale price, or if no sale, at the closing bid price in the principal market in which such securities are primarily traded. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees.

         Short-term instruments with less than sixty-one days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. If the Fund acquires a short-term instrument with more than sixty days remaining to its maturity, it is valued at current market value until the sixtieth day prior to maturity and will then be valued at amortized cost based upon the value on such date unless the Trustees determine during such sixty-day period that amortized cost does not represent fair value.

         B. Repurchase agreements

         It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Fund to monitor on a daily basis, the market value of the repurchase agreement's underlying investments to ensure the existence of a proper level of collateral.

         C. Securities transactions and income

         Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is determined on the basis of interest accrued, adjusted for accretion of discount and amortization of premium on debt securities when required for federal income tax purposes.

         D. Federal taxes

         As a regulated investment company qualified under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year.

         At December 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryover which will reduce the Fund's taxable income arising from net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Such capital loss carryovers are $5,003 and $88,743 which will expire on December 31, 2004 and 2005, respectively. The Fund elected to defer to its fiscal year ending December 31, 1999, $15,434 of losses recognized during the period November 1, 1998 to December 31, 1998.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         E. Deferred organization expense

         Costs incurred by the Fund in connection with its organization and initial registration are being amortized, on a straight-line basis, through June, 2000.

         F. Distributions to shareholders

         Dividends from net investment income and capital gains distributions, if any, are reinvested in additional shares of the Fund unless the shareholder elects to receive them in cash. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The differences are primarily due to differing treatment of asset and mortgage backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, distributions in excess of net investment income and accumulated net realized gain (loss).

(2)      Investment Advisory Fee:

         The investment advisory fee paid to Standish, Ayer & Wood, Inc. ("SA&W") for overall investment advisory and administrative services, and general office facilities, is paid monthly at the annual rate of 0.35% of the Fund's average daily net assets. SA&W voluntarily agreed to waive its investment advisory fee and to limit the Fund's total operating expenses to 0.30% of the Fund's average daily net assets for the year ending December 31, 1998. Pursuant to this agreement, SA&W voluntarily waived $74,568 of its investment advisory fee and reimbursed the Fund for $52,664 of operating expenses. The Trust pays no compensation directly to its trustees who are affiliated with SA&W or to its officers, all of whom, receive remuneration for their services to the Trust from SA&W. Certain of the trustees and officers of the Trust are directors or officers of SA&W.

(3)      Purchases and Sales of Investments:

         Purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 1998 were as follows:

                                                                        Purchases            Sales
                                                                       -------------      -------------
         U.S. Government Securities..................................   $19,905,875        $14,066,953
                                                                       =============      =============
         Investments (non-U.S. Government Securities)................   $29,389,183        $18,529,580
                                                                       =============      =============

(4)      Shares of Beneficial Interest:

         The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of one cent per share. Transactions in Fund shares were as follows:

                                                                     Year Ended             Year Ended
                                                                 December 31, 1998      December 31, 1997
                                                                 -------------------    -------------------
         Shares sold..........................................           1,364,193                102,366
         Shares issued to shareholders in payment of
            distributions declared............................              62,459                 15,862
         Shares redeemed......................................            (786,222)               (47,171)
                                                                 -------------------    -------------------
         Net increase.........................................             640,430                 71,057
                                                                 ===================    ===================

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         At December 31, 1998, five shareholders were record owners of approximately 27%, 20%, 15%, 14% and 13%, respectively, of the total outstanding shares of the Fund.

(5)      Federal Income Tax Basis of Investment Securities:

         The cost and unrealized appreciation (depreciation) in value of the investment securities owned at December 31, 1998, as computed on a federal income tax basis, were as follows:

         Aggregate Cost.........................................    $25,886,430
                                                                   =============

         Gross unrealized appreciation..........................        102,605
         Gross unrealized depreciation..........................       (217,945)
                                                                   -------------
         Net unrealized depreciation............................    $  (115,340)
                                                                   =============

(6)      Financial Instruments:

         In general, the following instruments are used for hedging purposes as described below. However, these instruments may also be used to enhance potential gain in circumstances where hedging is not involved. The nature, risks, and objectives of these instruments are set forth more fully in the Fund's Prospectus and Statement of Additional Information.

         The Fund trades the following financial instruments with off-balance sheet risk:

         Options

         Call and put options give the holder the right to purchase or sell, respectively, a security or currency at a specified price on or before a certain date. The Fund may use options to seek to hedge against risks of market exposure and changes in security prices, as well as to seek to enhance returns. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments. Options, both held and written by the Fund, are reflected in the accompanying Statement of Assets and Liabilities at market value. The underlying face amount at value of any open purchased option is shown in the Schedule of Investments. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

         Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. Realized gains and losses on purchased options are included in realized gains and losses on investment securities, except purchased options on foreign currency which are included in realized gains and losses on foreign currency transactions. If a put option purchased by the Fund is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, has no control over whether the underlying securities may be sold (call) or purchased
         (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no outstanding written option contracts at December 31, 1998.

                     Standish, Ayer & Wood Investment Trust
                        Standish Controlled Maturity Fund

                          Notes to Financial Statements
--------------------------------------------------------------------------------

         Futures contracts

         The Fund may enter into financial futures contracts for the delayed sale or delivery of securities or contracts based on financial indices at a fixed price on a future date. Pursuant to margin requirements, the Fund deposits either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with changes in the value of hedged investments. Buying futures tends to increase the Fund's exposure to the underlying instrument, while selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Losses may arise if there is an illiquid secondary market or if the counterparties do not perform under the contracts' terms. The Fund enters into financial futures transactions primarily to manage its exposure to certain markets and to changes in security prices and foreign currencies. Gains and losses are realized upon the expiration or closing of the futures contracts. There were no outstanding futures contracts at December 31, 1998.

                        Report of Independent Accountants

To the Trustees of Standish, Ayer & Wood Investment Trust and the Shareholders of Standish Controlled Maturity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Standish, Ayer & Wood Investment Trust:
Standish Controlled Maturity Fund (the "Fund"), at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (herein referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 18, 1999

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                                       17
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                                       18

                              [LOGO] STANDISH FUNDS(R)
                                     One Financial Center
                                     Boston, MA 02111-2662
                                     (800) 729-0066
                                     www.standishfunds.com